SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-67267-02                  13-4060788
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-3 Trust

On December 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-3 Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-3 Trust relating to the distribution date of December 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         21,174,988.41    6.250000%    21,174,988.41    110,286.40   21,285,274.81       0.00       0.00
                        APO           133,095.04    0.000000%       133,095.04          0.00      133,095.04       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,603,734.79    6.250000%     1,603,734.79      8,352.79    1,612,087.58       0.00       0.00
                        B2            748,924.82    6.250000%       748,924.82      3,900.65      752,825.47       0.00       0.00
                        B3            748,924.82    6.250000%       748,924.82      3,900.65      752,825.47       0.00       0.00
                        B4            428,177.87    6.250000%       428,177.87      2,230.09      430,407.96       0.00       0.00
                        B5            214,088.93    6.250000%       214,088.93      1,115.05      215,203.98       0.00       0.00
                        B6            321,425.26    6.250000%       321,425.26      1,674.09      323,099.35       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         25,373,359.93     -           25,373,359.93    131,459.71   25,504,819.65     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                APO                 0.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1                  0.00              0.00
                                B2                  0.00              0.00
                                B3                  0.00              0.00
                                B4                  0.00              0.00
                                B5                  0.00              0.00
                                B6                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -                  0.00     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     21,174,988.41     6.250000% 060506CJ9    78.223371      0.407413      0.000000
                           APO       133,095.04     0.000000% 060506CK6   201.638677      0.000000      0.000001
Residual                   AR              0.00     6.250000% 060506CL4     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,603,734.79     6.250000% 060506CM2   772.884236      4.025439      0.000000
                           B2        748,924.82     6.250000% 060506CN0   772.884231      4.025439      0.000000
                           B3        748,924.82     6.250000% 060506CP5   772.884231      4.025439      0.000000
                           B4        428,177.87     6.250000% 060506CQ3   772.884242      4.025439      0.000000
                           B5        214,088.93     6.250000% 060506CR1   772.884224      4.025439      0.000000
                           B6        321,425.26     6.250000% 060506CS9   772.884244      4.025439      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      25,373,359.93       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance                 0.00             0.00
Loan count                      0                0
Avg loan rate           6.655150%             6.66
Prepay amount       25,196,486.73    25,196,486.73

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         7,039.66         7,039.66
Sub servicer fees            0.00             0.00
Trustee fees                84.58            84.58


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                2,766,190.46     2,766,190.46
Special Hazard         876,588.72       876,588.72


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%             21,308,083.45
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           25,504,819.65         25,504,819.65
Principal remittance amount           25,373,359.93         25,373,359.93
Interest remittance amount               131,459.71            131,459.71